SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 25, 2006

ANAREN, INC.

(Exact name of registrant as specified in its charter)

New York	000-6620	16-0928561

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6635 Kirkville Road, East Syracuse, New York	13057

(Address of Principal Executive Offices)	(Zip code)

(315) 432-8909

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On July 20, 2006, Anaren, Inc. entered into a successor Employment Agreement effective July 1, 2006, with Lawrence A. Sala, the Company’s President and Chief Executive Officer and Chairman of the Board.  Under the terms of the Agreement, Mr. Sala will continue to serve as the Company’s President and Chief Executive Officer through June 30, 2011, subject to earlier termination as provided for in the Agreement.  A form of the Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Employment Agreement between Lawrence A. Sala and the Company.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAREN, INC.

Date: July 25, 2006

	By:	/s/ Lawrence A. Sala

Lawrence A. Sala
President and Chief Executive Officer